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                           OAKMARK(R) FAMILY OF FUNDS

                     SUPPLEMENT TO MARCH 1, 1997 PROSPECTUS
                     OF HARRIS ASSOCIATES INVESTMENT TRUST


  David G. Herro and Michael J. Welsh are the portfolio manager and the co-manager, respectively, of each of The Oakmark International Fund and The Oakmark International Small Cap Fund.

                     This supplement is dated May 27, 1997.